Events After the Reporting Period	6 Months Ended
Jun. 30, 2022
Events After the Reporting Period
Events After the Reporting Period

Note 10. Events After the Reporting Period

Selling Shareholder Registration Statement

On July 7, 2022, the Company filed a “selling shareholder” registration statement with the U.S. Securities and Exchange Commission (“SEC”) related to the Purchase Agreement with Lincoln Park as the selling shareholder, referenced in Note 8 above, through which the Company registered 4,649,250 ordinary shares represented by ADSs for resale to the public by Lincoln Park. Each ADS represents one ordinary share. The Company will not receive any proceeds from the resale of ADSs by Lincoln Park, however, assuming that the Company sells the full amount of its ordinary shares represented by ADSs to Lincoln Park, under the Purchase Agreement the Company may receive up to $40.0 million in aggregate proceeds.

Executive Management Agreement

On August 2, 2022, the Company announced the appointment of a new Chief Executive Officer (“CEO”). The CEO is expected to join the Company within the next six months and will be granted warrants to purchase 50,000 of the Company’s ordinary shares with DKK 1 nominal value. The warrants granted to the CEO will have an exercise price equal to the fair market value of the Company’s ordinary shares represented by ADSs on the date of grant thereof, which will be the start date of the CEO’s employment with the Company.